REHABILITATION PROVISIONS	12 Months Ended
Dec. 31, 2018
Disclosure of other provisions [abstract]
REHABILITATION PROVISIONS
10. REHABILITATION PROVISIONS
At December 31, 2018, the total undiscounted amount of future cash needs for rehabilitation was estimated to be $73.5 million. A discount rate assumption of 2% and an inflation rate assumption of 2% were used to value the rehabilitation provisions. The changes in the carrying amount of the rehabilitation provisions are as follows:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Beginning balance	$70,712	$77,382
Accretion of rehabilitation provisions	691	1,245
Changes in estimates	138	(1,923)
Cost of reclamation work performed	(5,316)	(5,992)
Balance at the end of the period	$66,225	$70,712

Current portion	$7,665	$6,566
Long term portion	58,560	64,146
Total	$66,225	$70,712

During the year ended December 31, 2018, the Company recorded an increase in estimate for Wassa of $1.0 million due to a revision in the timing of payments. At December 31, 2018, the rehabilitation provision for Wassa was $17.2 million (2017- $17.4 million). The Company expects the payments for reclamation to be incurred between 2019 and 2027.
During the year ended December 31, 2018, the Company recorded a decrease in estimate for Prestea of $0.8 million. The decrease is due to a $3.1 million reduction in expected reclamation costs relating to the refractory liability and a $2.3 million increase in the expected reclamation costs relating to the non-refractory operation. The reduction of $3.1 million was primarily a result of a reduction in water treatment liability from ongoing treatment and a negative water balance. The reduction was recorded as other income since the carrying value of the underlying refractory assets were $nil after suspension of its operation in 2015. At December 31, 2018, the rehabilitation provision for Prestea was $49.0 million (2017 - $53.3 million). The Company expects the payments for reclamation to be incurred between 2019 and 2028.